SAMSON OIL & GAS LIMITED

ACN 009 069 005

P R O S P E C T U S

for a pro-rata non-renounceable offer of 698,549,682 Shares on the basis of 1 New Share for every 3 Shares held at the Record Date at an issue price of 2.5 cents per New Share, together with one free attaching New Option for every 2.5 New Shares allotted.

The securities offered by this Prospectus are of a speculative nature.

THIS DOCUMENT IS IMPORTANT

This document is important and should be read in its entirety. If after reading this Prospectus you have any questions about this Prospectus, then you should consult your stockbroker, accountant or other professional adviser.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

CONTENTS

Key Dates

1.	Important Notes

2.	Corporate Directory

3.	Key Information

4.	Details of the Offer

5.	Use of proceeds

6.	What you need to do

7.	Effect of the Issue

8.	Rights and Liabilities attaching to the New Shares and New Options

9.	Additional Information

10.	Glossary

11.	Entitlement and Acceptance Form

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

KEY DATES

Event	Date
Announcement of Offer	22 March 2013
Record Date to determine entitlements to New Shares and New Options (Rights)	8 April 2013
Prospectus and Entitlement and Acceptance Forms despatched	9 April 2013
Last day for acceptance and payment (Closing Date)	30 April 2013
New Shares and New Options quoted on ASX on deferred settlement basis	1 May 2013
Issue of New Shares / New Options and despatch of holding statements	6 May 2013
Trading in New Shares and New Options commences	9 May 2013

These dates are subject to change and are indicative only. Subject to the Corporations Act 2001 and ASX Listing Rules the Company reserves the right to amend this timetable including by extending or bringing forward the Closing Date, subject to the Corporations Act 2001 and ASX Listing Rules.

1.	IMPORTANT NOTES

This Prospectus is dated 26 March 2013 and a copy was lodged with ASIC and ASX on that date. ASIC and ASX take no responsibility for the content of this Prospectus.

No securities will be allotted or issued on the basis of this Prospectus any later than 13 months after the date of this Prospectus.

No person is authorised to give any information or to make any representation in connection with the Offer which is not contained in the Prospectus. Any information or representation which is not contained in this Prospectus or disclosed by the Company pursuant to its continuous disclosure obligations may not be relied upon as having been authorised by the Company in connection with the Issue or this Prospectus.

Application will be made to ASX within 7 days after the date of this Prospectus for official quotation of the New Shares and New Options.

This Prospectus has not been, and will not be, lodged, filed or registered with any regulatory authority under the securities laws of any country other than Australia and New Zealand. The securities that are the subject of this Prospectus have not been, nor will they be, approved by or registered with any regulatory authority of any other country. Moreover, this Prospectus does not constitute an offer or issue in any place in which, or to any person to whom, it would not be lawful to make such an offer or issue. However, a similar rights offering of Shares and Options is being made to ADS holders - see Section 4.10 for further information.

Those investors who receive this Prospectus electronically are advised that the issue of securities under the electronic prospectus is only available to persons receiving the electronic prospectus within Australia. A paper copy of this Prospectus may be obtained free of charge from the Company. The information on www.samsonoilandgas.com does not form part of this Prospectus.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

Certain words and terms used in this Prospectus have defined meanings, which are set out in Section 10.

Transaction-specific prospectus

This Prospectus is a "transaction-specific" prospectus issued under section 713 of the Corporations Act. Section 713 allows the issue of a more concise prospectus in relation to an offer of continuously quoted securities. The Prospectus is therefore intended to be read in conjunction with the publicly-available information in relation to Samson which has been notified to the ASX; it does not include all of the information that would be included in a prospectus for an offering of securities in a company that is not already listed on the ASX. Investors should therefore also have regard to the other publicly-available information in relation to Samson before making a decision whether or not to invest in the Company.

2.	CORPORATE DIRECTORY

Directors	Auditors

Victor Rudenno – Chairman	PricewaterhouseCoopers*
Terence M Barr	Brookfield Place
Keith Skipper	125 St Georges Terrace
Dolly Ann Craig	Perth, WA, 6000
Tel: +618 9238 3000
Fax: +618 9238 3999
Company Secretary	Fax: +618 9238 3999

Denis I Rakich

Registered Office – Perth	Legal Advisers

Level 16, AMP Building	Squire Sanders (AU)*
140 St Georges Terrace	Level 21
Perth, WA, 6000	300 Murray Street
Tel: +618 9220 9830	Perth, WA, 6000
Fax: +618 9220 9820

Operations Office – Denver	1550 17th Street
Suite 500
1331 17th Street	Denver, Colorado, 80202
Denver, Colorado, 80202
Tel: +1 303 295 0344	Share Registrar
Fax: +1 303 295 1961
Security Transfer Registrars Pty Ltd*
Email	770 Canning Highway
contact@samsonoilandgas.com.au	Applecross, WA, 6153
Tel: +618 9315 2333
Website	Fax: +618 9315 2233
www.samsonoilandgas.com.au

Securities Exchange Listing

Australian Securities Exchange - Code: SSN

NYSE Amex - Code: SSN

*	These entities have not been involved in the preparation of this Prospectus. Their names are included for information purposes only.

3.	KEY INFORMATION

The information set out in this section is not intended to be comprehensive and should be read in conjunction with the full text of this Prospectus.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

3.1	Offer

The Company is making a pro-rata non-renounceable rights issue offering Shareholders 1 New Share for every 3 Shares held as at the Record Date, at an issue price of 2.5 cents per New Share together with one free attaching New Option for every 2.5 New Shares applied for.

The closing date and time for acceptances and payments is 5.00pm Perth time on 30 April 2013. Subject to compliance with the Listing Rules, the Company reserves the right to close the Offer early or to extend the Closing Date.

The details of the Offer are set out in full in section 4.

3.2	What you need to do

The number of New Shares to which you are entitled is shown on the accompanying Entitlement and Acceptance Form. Fractional entitlements will be rounded up to the nearest whole Share. You may do one of the following:

•	accept your entitlement in full;
•	accept part of your entitlement;
•	allow your entitlement to lapse; or
•	apply for additional New Shares and attaching New Options in excess of your entitlement.

See section 6 for detailed instructions on what you need to do.

3.3	Purposes of the Offer and use of proceeds

Assuming the Offer is fully subscribed, it will result in the issue of approximately 698,549,682 New Shares together with 279,419,873 New Options, raising approximately US$18,127,364 (before the costs of the Offer).

The purposes of the Offer are:

•	to enable the Company to embark on a drilling program, as discussed further in section 5
•	to provide additional working capital
•	to enable Shareholders to participate further in the ownership and growth potential of the Company.

These purposes are discussed more fully in section 5.

3.4	Effect of the Offer on the share capital of the Company

Assuming the Offer is fully subscribed, after the issue of New Shares and New Options there will be 2,794,198,728 Shares and 394,820,903 Options on issue.

A more detailed description of the effects of the Offer is contained in section 7.

3.5	Risk factors

An investment in the Company involves risks associated with an investment in the oil and gas industry, as well as risks of investing in equities generally. The price of Shares may rise or fall.

There are also a number of risk factors, both specific to the Company and of a general nature, which may affect the future operating and financial performance of the Company and hence the value of an investment in the Company. These risk factors include:

•	Oil and natural gas prices are extremely volatile

•	Reserve estimates are imprecise and subject to revision

•	The Company only operates a small percentage of its producing properties

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

•	Dependence on successful exploration, development and acquisitions to maintain reserves and cash flow in the future

•	A portion of the Company’s current forecast production is hedged, limiting potential gains in a rising commodity price market

•	The Company’s producing properties located in the Rocky Mountains are vulnerable to extreme seasonal weather, environmental regulation and production constraints.

•	Oil and gas industry is subject to significant operating risks

Before deciding to invest in the Company, prospective investors should consider the above factors carefully.

4. DETAILS OF THE OFFER

4.1	The Offer

The Company is making a non-renounceable rights issue offering Shareholders 1 New Share for every 3 Shares held, together with one free attaching New Option for every 2.5 New Shares applied for.

The issue price of 2.5 cents per New Share is payable in full on application.

The number of New Shares to which you are entitled is shown on the accompanying Entitlement and Acceptance Form. Fractional entitlements will be rounded up to the nearest whole Share.

The closing date and time for acceptances and payments is 5.00pm Perth time on 30 April 2013.

4.2	Who is entitled to participate in the Offer

Every Shareholder registered as the holder of fully paid ordinary shares in the Company at 5.00pm Perth time on 8 April 2013, and whose registered address is in Australia or New Zealand, is entitled to participate in the Offer.

Special arrangements have been made for Shareholders who reside in countries where it is impracticable for the Company to meet the requirements of the securities laws of those countries. Please refer to section 4.9 for more information.

4.3	Rights trading

Rights are non-renounceable and will not be tradeable on ASX or otherwise transferable. Shareholders will not receive any payment or value in respect of Rights not taken up.

4.4	Underwriting

The Offer is not underwritten.

4.5	ASX quotation

The Company will make an application to ASX for admission of the New Shares and New Options to quotation on ASX within 7 days after the date of this Prospectus.

4.6	Issue of New Shares

It is expected that New Shares and New Options will be issued and holding statements will be despatched to applicants by 6 May 2013.

Subscription moneys will be held in a subscription account until the New Shares and New Options are issued. This account will be established and kept by the Company on behalf of Participating Shareholders.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

Interest earned on the subscription money will be for the benefit of the Company and will be retained by the Company irrespective of whether New Shares are issued.

4.7	Minimum subscription

There is no minimum subscription to this offer.

4.8	Participation in dividends

The New Shares that are the subject of this Prospectus will rank for dividends pari passu in all respects with existing Shares. It is not envisaged that dividends will be paid on those Shares in the foreseeable future.

4.9	Overseas Shareholders

This Offer is being made only to Shareholders with registered addresses in Australia or New Zealand (being ‘Eligible Shareholders').

This Prospectus is not an offer in any place where, or to any person to whom, it would be unlawful to make such an offer. It is the responsibility of Shareholders to ensure compliance with all laws of any country which may be relevant to the Offer.

In the Company’s view, it would be unreasonable to make the Offer to Shareholders with registered addresses outside Australia and New Zealand (‘Ineligible Shareholders’) having regard to the number of Shareholders resident outside those jurisdictions, the number of New Shares and New Options that would be offered to them, and the cost of complying with the legal requirements in those jurisdictions in relation to the Offer.

4.10	ADS holders

This Offer is being made concurrently with a substantially similar rights offering being made in the United States to holders of ADSs through Samson's depositary, The Bank of New York Mellon.

Each ADS represents 20 Shares, and under the concurrent offering ADS holders are being offered the right to purchase additional ADSs and warrants to purchase ADSs.

That concurrent offer to the ADS holders does not form part of the Offer and is not the subject of this Prospectus.

4.11	Applications for Additional Shares

Each Shareholder on the Record Date may apply for additional Shares (and attaching New Options), over and above his Rights, at an issue price of 2.5 cents per Share (‘Additional Shares’). If you wish to apply for Additional Shares, specify on the accompanying Entitlement and Acceptance Form the number of Additional Shares you wish to apply for. The application money for the Additional Shares for which you are applying must be provided at the same time as the application money for your Rights. A single payment will suffice for this purpose.

As permitted by the ASX Listing Rules, the Directors reserve the right to issue the Shortfall at their discretion. Accordingly, the Company does not guarantee that you will receive any Additional Shares you may apply for in excess of your Rights. Any offer for any portion of the Shortfall is made on the basis of this Prospectus.

If you do not receive all of the Additional Shares you applied for, any excess application monies will be returned to you (without interest).

Directors may not apply for Additional Shares.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

5.	USE OF PROCEEDS

If the Offer is fully subscribed, the proceeds will be used for the following purposes:

US$
Costs associated with Offer	120,000
Drilling program for the year ended 30 June 2013	9,435,677
Contribution towards drilling program for the year ended 30 June 2014	8,571,687

Total	18,127,364

Depending on the amount raised by the Offer, the Company intends to conduct a drilling program that may enhance its reserve base. All of the capital raised by the Offer will be allocated to drilling costs of the Company’s North Stockyard Project. Cash from existing cash flow will also be used to fund this program.

In summary, the drilling program for the North Stockyard Projects for balance of 2012/13 and for 2013/14 is as follows:

Financial Year Ended 30 June 2013

PROJECT	COST US$
Sail and Anchor 4-13-14HBK	4,717,838
Duckstein 1-13-14HTF	4,717,838

Total	9,435,677

Financial year ended 30 June 2014

PROJECT	COST US$
Billabong 2-13-14HBK	4,717,838
Blackdog 3-13-14HTF	4,717,838

Total	9,435,677

6. WHAT YOU NEED TO DO

If you have any questions about your Rights, please contact:

•                          the Company's share registry, Security Transfer Registrars, 770 Canning Highway, Applecross WA 6153, telephone +618 9315 2333; or

•                          your stockbroker or professional adviser.

6.1 How to accept up ALL of your Rights

Complete the accompanying Entitlement and Acceptance Form according to the instructions on the form.

Send the completed form, together with a cheque or bank draft in payment for all your Rights, to reach the Company's share registry, Security Transfer Registrars, 770 Canning Highway, Applecross WA 6153, no later than 5.00pm Perth time on 30 April 2013.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

6.2 How to accept PART of your Rights

Complete the accompanying Entitlement and Acceptance Form for those Rights that you wish to accept. Send the completed form together with a cheque or bank draft for the amount due in respect of the New Shares and New Options you intend to accept, to the Company’s share registry.

6.4 Lapse of Rights

If you decide not to accept all or part of your Rights, you do not need to do anything. Your Rights will lapse on the Closing Date.

6.6 Apply for Additional Shares

Complete the accompanying Entitlement and Acceptance Form and specify the number of Additional Shares you wish to apply for in accordance with the instructions on the form.

Send the completed form, together with a single cheque or bank draft for the amount due in respect of your Rights and the Additional Shares for which you are applying, to reach the Company’s share registry, Security Transfer Registrars, 770 Canning Highway, Applecross WA 6153, no later than 5.00pm Perth time on 30 April 2013.

6.7 Payment

Applications for New Shares and New Options must be accompanied by payment in full of 2.5 cents per New Share. Payments must be made by 5.00pm Perth time on 30 April 2013. Payments will only be accepted in Australian currency and as follows:

Payment by cheque or money order must be:

•                         in Australian currency drawn on an Australian branch of a financial institution; and

•	payable to “Samson Oil & Gas Limited” and crossed “Not Negotiable”.

Shareholders must submit a completed personalised Entitlement and Acceptance Form if they elect to submit their application monies using a cheque or money order.

Payment by BPay®:

•	the biller code and reference number appears on your personalised Entitlement and Acceptance Form.

•	payment by BPay® should be made according to the instructions set out on your personalised Entitlement and Acceptance Form. If you pay by BPay® and do not pay for all of your Rights, the balance of your Rights will be treated as not having been taken up.

Shareholders are not required to submit a completed personalised Entitlement and Acceptance Form if they elect to submit their application monies using BPay®.

Cash payments will not be accepted. Receipts for payment will not be provided.

7. EFFECT OF THE ISSUE

7.1 Effect on the Company’s balance sheet

Set out below is an unaudited pro forma consolidated balance sheet of the Group as at 31 December 2012, incorporating the effect of the Issue, assuming the Offer is fully subscribed.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

Consolidated Balance Sheet (unaudited)
IFRS

		Fully Subscribed Rights Offering

	31-Dec-12	Effect of Transaction	Pro Forma 31 Dec 12
	US$	US$	US$

Current assets
Cash and cash equivalents	9,725,162	18,007,364	27,732,526
Trade and other receivables	1,257,023	-	1,257,023
Pipe inventory	78,943	-	78,943
Tax receivable	6,383,492	-	6,383,492
Prepayments	240,400	-	240,400
Total current assets	17,685,020	18,007,364	35,692,384

Non-current assets
Other receivables	100,575		100,575
Plant and equipment	403,921		403,921
Exploration and evaluation assets	22,092,965		22,092,965
Oil and gas properties	12,696,274		12,696,274
Total non-current assets	35,293,735	-	35,293,735
Total assets	52,978,755	18,007,364	70,986,119

Current liabilities
Trade and other payables	2,405,324		2,405,324
Total current liabilities	2,405,324	-	2,405,324

Non-current liabilities
Borrowings	-		-
Provisions	1,305,406		1,305,406
Total non-current liabilities	1,305,406
Total Liabilities	3,710,730	-	2,405,324

Net assets	49,268,025	18,007,364	67,275,389

Equity

Contributed equity	80,900,807	18,127,364	99,028,171
Accumulated losses	(39,637,861)	(120,000)	(39,757,861)
Reserves	8,005,079		8,005,079
Total equity	49,268,025	18,007,364	67,275,389

NOTES

Presentation currency

The presentation currency for the Company is US$. When published, the Company’s unaudited financial statements, including the balance sheet as at 31 December 2012, was presented in US$. For this reason the pro forma balance sheet has been presented in US$. Any A$-denominated assets or liabilities have been converted to US$ at the spot rate as at 31 December 2012, being 1.0384. The A$ proceeds from the Issue have also been translated to US$ at 1.038 being the Reserve Bank of Australia’s published 4.00pm rate on 20 March 2013

Fully subscribed capital raising

If the Offer is fully subscribed, it would raise approximately US$18,127,364 before costs. Samson will use all proceeds of the Offer, after fees, to fund its upcoming development plan as detailed in Section 5.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

7.2 Effect on the Company's Income Statement

The Issue will have no effect on the Company's income statement for the year ended 30 June 2013, other than interest earned on funds raised by the Issue pending their expenditure in the manner described in Section 5.

7.3 Effect on the Company’s capital structure

Set out below is a table showing the changes (assuming the Offer is fully subscribed) to the capital structure of the Company:

Shares		US$
2,095,649,046	Existing issued capital as at 21 March 2013	80,900,807
698,549,682	New Shares the subject of this Prospectus	18,127,364
2,794,198,728	Total issued capital	99,028,171

Options
115,401,030	(1)	Existing Options
279,419,873		New Options to be issued pursuant to the Offer
394,820,903		Total Options on issue on completion of the Offer

Notes

(1) Includes:
2,000,000	Options exercisable at 25 cents expiring on 11.05.2013
1,000,000	Options exercisable at 20 cents expiring on 30.11.2013
60,500,000	Options exercisable at 8 cents expiring on 31.12.2014
4,000,000	Options exercisable at 16.4 cents expiring on 31.12.2014
4,000,000	Options exercisable at 15.5 cents expiring on 31.10.2015
43,901,030	Options exercisable at 3.8 cents expiring 31.03.2017
115,401,030

7.4 Effect on control of the Company

If all Eligible Shareholders take up their Rights in full, then the Offer will have no material effect on their ownership of the Company.

If some Eligible Shareholders do not take up all of their Rights, then the shareholding interests of those Shareholders in the Company will be diluted.

The proportional interests of Ineligible Shareholders will be diluted because such Shareholders are not entitled to participate in the Offer.

8. RIGHTS AND LIABILITIES ATTACHING TO THE NEW SHARES AND NEW OPTIONS

8.1 New Shares

The following is a summary to the rights and liabilities attaching to the New Shares. Full details of the rights attaching to the New Shares are set out in the Company’s Constitution, a copy of which is available for inspection at the Company’s registered office during normal business hours.

The rights and liabilities attaching to New Shares can be summarised as follows:

Share Capital

The share capital of the Company presently consists of ordinary shares only. All existing Shares are of the same class and rank equally in all respects.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

Voting Rights

Subject to any right or restrictions for the time being attached to any class or classes of shares (at present there are none), at a general meeting every holder of Shares present in person or by proxy, attorney or corporate representative has one vote on a show of hands and one vote per share on a poll. A person who holds a Share which is not fully paid is entitled to a fraction of a vote equal to the amount paid up (but not credited as paid up) on the Share divided by the total amount paid and payable on the Share (excluding amounts credited).

Dividend rights

Subject to the rights of holders of Shares issued with any special or preferential rights (at present there are none), the profits of the Company which the Directors may from time to time determine to distribute by way of dividend are divisible among the Shareholders in proportion to the numbers of Shares held by them respectively and are paid in the same proportion that the amount paid up on a Share bears to the total issue price of the Share.

Rights on winding-up

Subject to the rights of holders of Shares issued upon special terms and conditions (at present there are none), holders of Shares will share in any surplus assets on a winding-up of the Company in proportion to the numbers of Shares held by them respectively.

Transfer of shares

Subject to the Constitution, the Corporations Act, and the Listing Rules, Shares are freely transferable.

Future Increases in capital

The allotment and issue of any New Shares is under the control of the Directors. Subject to the Constitution, the Corporations Act, and the Listing Rules, the Directors may allot or otherwise dispose of new Shares on such terms and conditions as they may in their absolute discretion determine.

Variation of rights

At present, the Company only has ordinary shares on issue. If shares of another class were issued (for example, preference shares), the rights and privileges attaching to ordinary shares could be altered with the written consent of the holders of at least three-quarters of the issued ordinary shares or, if authorised by a special resolution, passed as a separate meeting of the holders of ordinary shares.

8.2 New Options

The rights and liabilities attaching to the New Options to be issued under this Prospectus can be summarised as follows:

1.	Each New Option entitles the holder to subscribe for and be allotted one ordinary share in the capital of the Company. The exercise price is A$0.038 cents per New Option (the "Exercise Price”).

2.	The New Options are exercisable at any time prior to 5.00pm (Perth time) on 31 March 2017 (the “Expiry Date”), by notice in writing to the Directors accompanied by payment of the Exercise Price.

3.	The New Options are transferable and an application will be made to the ASX for Official Quotation of the New Options.

4.	Shares will be allotted and issued pursuant to the exercise of New Options not more than 10 business days after receipt of a properly executed notice of exercise and payment of the requisite application moneys.

5.	Shares issued upon exercise of the New Options will rank pari passu in all respects with Company’s fully paid ordinary shares. The Company will apply for Official Quotation by ASX of all shares issued upon the exercise of New Options within 3 Business Days after the date of allotment of those shares.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

6.	There are no participating rights or entitlements inherent in the New Options and holders will not be entitled to participate in new issues of capital offered or made to the Shareholders during the currency of the New Options. However, the Company will send a notice to each optionholder at least 10 business days before the record date for any proposed issue of capital. This will give optionholders the opportunity to exercises their New Options prior to the date for determining entitlements to participate in any such issue.

7.	There are no rights to a change in the exercise price, or in the number of shares over which the New Options can be exercised, in the event of a bonus issue by the Company prior to the exercise of any New Options.

8.	In the event of any reorganisation of the issued capital of the Company on or prior to the Expiry Date, the rights of an option holder will be changed to the extent necessary to comply with the applicable ASX Listing Rules at the time of the reorganisation.

9.	The Company will, at least 20 Business Days before the Expiry Date, send notices to the optionholders stating the name of the optionholder, the number of New Options held, the exercise price, and the consequences of non-payment.

9. ADDITIONAL INFORMATION

9.1 Continuous Disclosure Obligations

The Company is a "listed disclosing entity" for the purposes of the Corporations Act. As such, it is subject to regular reporting and disclosure obligations which require it to disclose to the ASX any information of which it is, or becomes, aware concerning the Company and which a reasonable person would expect to have a material effect on the price or the value of the Company's securities.

By virtue of section 713 of the Corporations Act, the Company is entitled to issue a "transaction-specific" prospectus in respect of the Issue.

In general terms, a "transaction-specific prospectus" is only required to contain information in relation to the effect of the issue of securities on the Company and the rights and liabilities attaching to the securities. It is not necessary to include general information in relation to all of the assets and liabilities, financial position and performance, profits and losses or prospects of the issuing company.

Having taken such precautions and having made such enquiries as are reasonable, the Company believes that it has complied with the general and specific requirements of the ASX as applicable from time-to-time throughout the 12 months before the issue of this Prospectus which require the Company to notify the ASX of information about specified events or matters as they arise for the purpose of the ASX making that information available to the stock market conducted by the ASX.

As a disclosing entity under the Corporations Act, the Company states that:

(a)	it is subject to regular reporting and disclosure obligations;

(b)	copies of documents lodged with ASIC in relation to the Company may be obtained from, or inspected at, an office of ASIC; and

(c)	it will provide a copy of each of the following documents, free of charge, to any person on request between the date of issue of this Prospectus and the Issue Date:

(i)	the annual financial report of the Company for the financial year ended 30 June 2012;

(ii)	the half-year financial report of the Company for the six months ended 31 December 2012; and

(iii)	all continuous disclosure notices given by the Company after the lodgement of the annual financial report referred to in paragraph (i) above and before the lodgement of this Prospectus with ASIC (see below).

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

There is no information which has been excluded from a continuous disclosure notice in accordance with the Listing Rules that investors or their professional advisers:

(a)	would reasonably require for the purpose of making an informed assessment of:

(i)	the assets and liabilities, financial position and performance, profits and losses and prospects of the Company; and
(ii)	the rights and liabilities attaching to the securities the subject of this Prospectus; and

(b)	would reasonably expect to find in this Prospectus.

This Prospectus contains information specific to the Offer. If investors require further information in relation to the Company, they are recommended to take advantage of the opportunity to inspect or obtain copies of the documents referred to above.

The following announcements have been lodged with the ASX in respect of the Company since the lodgement of the annual financial report for the year ended 30 June 2012:

Date	Title
26.03.13	Non renounceable rights offer timetable
22.03.13	Notice under Section 708A of the Corporations Act 2001
22.03.13	Appendix 3B New Issue Announcement
22.03.13	Capital Plans, Operational Update and Shareholder Webcast
22.03.13	Equity Placement and Non Renounceable Rights Offering
20.03.13	Trading Halt
14.03.13	Presentation at Janco and Genesis Conference
01.03.13	S&P DJ Indices Announces March Quarterly Rebalance
21.02.13	Year End Reserves
19.02.13	Enercom Presentation February 2013
12.02.13	Half Yearly Accounts 31 December 2012 and Form 10Q
31.01.13	December 2012 Quarterly Report and Appendix 5B
25.01.13	Amended Appendix 3B
15.01.13	Change of Registered Office
14.01.13	Appendix 3Y Change of Directors Interest Notice
14.01.13	Expiry of Listed Options
07.01.13	Corporate Presentation Sidoti Conference
04.01.13	Appendix 3B New Issue Announcement
04.01.13	Appendix 3B New Issue Announcement
02.01.13	Appendix 3B New Issue Announcement
31.12.12	Operational Update
27.12.12	Appendix 3B New Issue Announcement
21.12.12	Appendix 3B New Issue Announcement
20.12.12	Appendix 3B New Issue Announcement
12.12.12	Appendix 3B New Issue Announcement
11.12.12	Appendix 3B New Issue Announcement
05.12.12	Appendix 3B New Issue Announcement
04.12.12	Appendix 3Y
04.12.12	Appendix 3B New Issue Announcement
03.12.12	Appendix 3B New Issue Announcement
03.12.12	Response to ASX Price and Volume Query
29.11.12	Appendix 3B New Issue Announcement
28.11.12	Option Expiry Notification
26.11.12	Appendix 3Y – Change of Directors Interest
23.11.12	Appendix 3B New Issue Announcement
20.11.12	Appendix 3B New Issue Announcement
15.11.12	Appendix 3B New Issue Announcement
12.11.12	Appendix 3B New Issue Announcement and Unlisted Option Lapse
12.11.12	Form 10Q – Lodges Quarterly Report
09.11.12	Results of 2012 Annual General Meeting

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

Date	Title
07.11.12	Operational Advisory
05.11.12	Corporate Presentation AGM 2012
30.10.12	Appendix 3B New Issue Announcement
29.10.12	September 2012 Quarterly Report and Appendix 5B
23.10.12	Appendix 3B New Issue Announcement
23.10.12	Response to ASX Price and Volume Query
18.10.12	Appendix 3B New Issue Announcement
16.10.12	Operational Advisory
11.10.12	Appendix 3B New Issue Announcement
10.10.12	Notice of 2012 Annual General Meeting
05.10.12	Appendix 3B New Issue Announcement
02.10.12	Response to ASX Query – Corporate Governance
27.10.12	Appendix 3B New Issue Announcement
19.09.12	Appendix 3B New Issue Announcement
18.09.12	Operational Advisory

9.2 Interests of Directors and Other Persons Named in this Prospectus

(a)	Other than as set out in Section 9.3 or elsewhere in this Prospectus, no:

(i)	Director or proposed Director;

(ii)	person named in this Prospectus as performing a function in a professional, advisory or other capacity in connection with the preparation or distribution of this Prospectus;

(iii)	promoter of the Company; or

(iv)	financial services licensee named in this Prospectus as a financial services licensee involved the Issue,

holds, or has held within two years before the date of this Prospectus, any interest in the Issue or in the formation or promotion of, or in any property acquired or proposed to be acquired by, the Company in connection with its formation or promotion or the Issue.

(b)	Other than as set out in Section 9.3 or elsewhere in the Prospectus, no amounts have been paid or agreed to be paid and no benefits have been given or agreed to be given:

(i)	to a Director or proposed Director to induce him to become, or to qualify him as, a director of the Company; or

(ii)	for services provided in connection with the formation or promotion of the Company or the Issue by any Director or proposed Director, any person named in this Prospectus as performing a function in a professional, advisory or other capacity in connection with the preparation or distribution of this Prospectus, any promoter of the Company, or any underwriter or financial services licensee named in this Prospectus as an underwriter or financial services licensee involved in the Issue.

9.3 Details of Interests

(a)	Directors' interests in Shares and Options as at the date of this Prospectus are:

Director	Shares		Options
	Direct	Indirect	Direct	Indirect
V Rudenno	4,536,502	-	6,500,000	-
TM Barr	12,044,062	495,040		10,000,000
K Skipper	736,502	-	6,500,000	-
D Craig	-	-	4,000,000	-

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

(b)	The remuneration paid or payable to Directors during the two years ending on the date of this Prospectus is as follows:

	2011/12 $	2010/11 $
V Rudenno	98,040	49,400
TM Barr	533,675	614,247
K Skipper	72,240	23,070
D Craig	73,949	-

(c)	The professional fees paid or payable to persons named in this Prospectus as performing a function in a professional, advisory or other capacity in connection with the preparation or distribution of this Prospectus are as follows:

Fees US$
Legal and accounting fees	75,000
Bank of New York Mellon	80,000
Printing	30,000
Auditors fees	30,000

9.4 Estimated Expenses of Offer

The estimated expenses of the Offer (in US$), assuming it is fully subscribed, are as follows;

US$
ASIC fees	2,253
ASX fees	42,547
Legal and accounting fees	32,000
Printing and other costs	43,200
Total:	120,000

9.5 Consents and Liability of Persons Named in this Prospectus

The following persons have given and have not, before the issue of this Prospectus, withdrawn their written consent to be named in this document in the form and context in which they are named:

•	Squire Sanders (AU) – Australian Legal Advisers
•	Davis Graham & Stubbs LLP – US Legal Advisers
•	Security Transfer Registrars Pty Ltd - Share registry

None of the above persons were involved in the preparation of any part of this Prospectus and they make no express or implied representation or warranty in relation to the Company, this Prospectus or the Offer, nor do they make any statement in this Prospectus, nor is any statement in this Prospectus based on any statement made by them. To the maximum extent permitted by law, the above persons expressly disclaim and take no responsibility for any material in, or omission from, this Prospectus other than the reference to their name.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

10. GLOSSARY

A$ or $

means Australian dollars;

Additional Shares

means New Shares and attaching New Options applied for by Shareholders in excess of their Rights;

ADSs

means American Depositary Shares, each representing 20 Shares deposited with The Bank of New York Mellon and listed on the NYSE Amex under the symbol "SSN";

ASIC

means the Australian Securities and Investments Commission;

ASX

means ASX Limited (ACN 008 624 691) trading as the Australian Securities Exchange;

Business Day

means a day on which trading takes place on the stock market of the ASX;

Closing Date

means 30 April 2013, or such other date as the Company may in its absolute discretion notify Shareholders;

Company or Samson

means Samson Oil & Gas Limited (ABN 25 009 069 005);

Constitution

means the constitution of the Company;

Corporations Act

means the Corporations Act 2001 (Cth);

Directors

means the directors of the Company;

Entitlement and Acceptance Form

means the Entitlement and Acceptance Form attached to this Prospectus;

Existing Options

means unlisted Options on issue as at the date of this Prospectus with various exercise prices and expiry dates, details of which are set out in Section 7.3;

Group

means Samson and Samson Oil and Gas USA, Inc.;

Issue

means the issue of New Shares and New Options the subject of this Prospectus;

Listing Rules or ASX Listing Rules

means the Listing Rules of the ASX;

New Options

means the 279,419,873 Options comprised in the Issue, which have an exercise price of A$0.038 cents per Share and are exercisable no later than 5.00pm (Perth time) on 31 March 2017;

New Shares

means the 698,549,682 Shares comprised in the Issue;

Option

means an option to subscribe for a Share;

Offer

means the offer of New Shares and New Options under this Prospectus;

Rights

means rights to subscribe, on a pro rate basis for New Shares and New Options pursuant to this Prospectus;

Samson Shares or Shares

means fully paid ordinary shares in the Company;

Shareholders

means holders of Shares;

Shortfall

means the number of New Shares and attaching New Options for which applications (not being applications for Additional Shares) have not been received by the Company on or prior to the Closing Date; and

US$

means United States dollars.

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

In accordance with section 720 of the Corporations Act, each Director has consented to the lodgement of this Prospectus with ASIC.

/s/ Victor Rudenno

…………………………………………………………………..

Signed for and on behalf of Samson Oil & Gas Limited by

Victor Rudenno

Chairman

Dated: 26 March 2013

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

ENTITLEMENT AND ACCEPTANCE APPLICATION FORM

THIS DOCUMENT IS IMPORTANT. IF YOU ARE IN DOUBT AS TO HOW TO DEAL WITH IT, PLEASE CONTACT YOUR STOCK BROKER OR LICENSED PROFESSIONAL ADVISOR.

REGISTERED OFFICE:
LEVEL 16 AMP BUILDING
140 ST GEORGES TERRACE
PERTH WA 6000
AUSTRALIA

SAMSON OIL & GAS LTD

ABN / ACN: 25 009 069 005

SHARE REGISTRY:
Security Transfer Registrars Pty Ltd
All Correspondence to:
PO BOX 535,
APPLECROSS WA 6953 AUSTRALIA
770 Canning Highway,
APPLECROSS WA 6153 AUSTRALIA
T: +61 8 9315 2333 F: +61 8 9315 2233
E: registrar@securitytransfer.com.au
W: www.securitytransfer.com.au

Code:

Holder Number:

Eligible Holding as at 5.00pm WST on 8 April 2013:

Entitlement to Securities 1:3:

Amount payable on acceptance @ $0.025 per Security:

NON-RENOUNCEABLE RIGHTS ISSUE CLOSING AT 5.00PM WST ON 30 APRIL 2013

ISSUE PRICE OF $0.025 CENTS PER SHARE WITH 1 FREE ATTACHING OPTION (EXPIRING 31 MARCH 2017 @ $0.038) FOR EVERY 2.5 SHARES ISSUED.

(1) I/We the above named being registered at 5.00pm WST on the 8 April 2013 as holder(s) of Shares in the Company hereby accept as follows:

	NUMBER OF NEW SHARES ACCEPTED/APPLIED FOR	AMOUNT ENCLOSED @ $0.025 PER SHARE
Entitlement or Part Thereof	, ,	$, , .
Additional New Shares *	, ,	$, , .
TOTAL	, ,	TOTAL $, , .

(* refer to section 6.6 of the prospectus)

(2) I/We have enclosed/made payment for amount shown above (following the payment instructions as detailed overleaf).
(3) I/We hereby authorise you to place my/our name(s) on the register of members in respect of the number of New Securities allotted to me/us.
(4) I/We agree to be bound by the Constitution of the Company.
(5) I/We understand that if any information on this form is not completed correctly, or if the accompanying payment is for the wrong amount, it may still be accepted. Any decision of the Directors as to whether to accept this form, and how to construe, amend or complete it shall be final.
(6) I/We authorise the Company to send me/us a substituted form if this form ceases to be current.
(7) I/We declare that I/we have received a full and unaltered version of the Prospectus either in an electronic or paper format.
(8) My/Our contact details in case of enquiries are:

NAME

TELEPHONE NUMBER

( )

EMAIL ADDRESS

@

BPAY PAYMENT OR THE RETURN OF THIS DOCUMENT WITH THE REQUIRED REMITTANCE WILL CONSTITUTE YOUR ACCEPTANCE OF THE OFFER.

PAYMENT INFORMATION - Please also refer to payment instructions overleaf.

B PAY

Biller Code: 159483

Ref:

BPAY® this payment via internet or phone banking.

CHEQUE/MONEY ORDER

All cheques (expressed in Australian currency) are to be made payable to **Samson Oil & Gas Ltd - Cash Management Account** and crossed "Not Negotiable".

Your **BPAY®** reference number is unique to this offer and is not to be used for any other offer.

REGISTRY DATE STAMP

E & O.E.

6451640017

4

SAMSON OIL & GAS LIMITED PROSPECTUS – 2013

1205640019

LODGEMENT INSTRUCTIONS

PAYMENT INSTRUCTIONS

B PAY | Biller Code: 159483

BPAY® this payment via internet or phone banking.
Your reference number is quoted on the front of this form.

Multiple acceptances must be paid separately.

Applicants should be aware of their financial institution's cut-off time (the time payment must be made to be processed overnight) and ensure payment is processed by their financial institution on or before the day prior to the closing date of the offer. BPAY applications will only be regarded as accepted if payment is received by the registry from your financial institution on or prior to the closing date. It is the Applicant's responsibility to ensure funds are submitted correctly by the closing date and time.

You do not need to return this form if you have made payment via BPAY.

Your BPAY reference number will process your payment to your entitlement electronically and you will be deemed to have applied for such Securities for which you have paid.

CHEQUE/MONEY ORDER

All cheques should be drawn on an Australian bank and expressed in Australian currency and crossed "Not Negotiable".

Sufficient cleared funds should be held in your account as your acceptance may be rejected if your cheque is dishonoured.

Cheques or bank drafts drawn on overseas banks in Australian or any foreign currency will NOT be accepted. Any such cheques will be returned and the acceptance deemed to be invalid.

Do not forward cash as receipts will not be issued.

When completed, this form together with the appropriate payment should be forwarded to the share registry:

Security Transfer Registrars Pty Ltd
PO Box 535, APPLECROSS WA 6953.

Applications must be received by Security Transfer Registrars Pty Ltd no later than 5.00pm WST on the closing date.

EXPLANATION OF ENTITLEMENT

1. The front of this form sets out the number of Securities and the price payable on acceptance of each Security.

2. Your entitlement may be accepted either in full or in part. There is no minimum acceptance.

ENQUIRIES

All enquiries should be directed to the Company's share registry:

Security Transfer Registrars Pty Ltd

PO Box 535, Applecross WA 6953 AUSTRALIA

770 Canning Highway, Applecross WA 6153 AUSTRALIA

Telephone **+61 8 9315 2333**

Facsimile **+61 8 9315 2233**

Email **registrar@securitytransfer.com.au**

PRIVACY STATEMENT
Personal information is collected on this form by Security Transfer Registrars Pty Ltd as the registrar for securities issuers for the purpose of maintaining registers of securityholders, facilitating distribution payments and other corporate actions and communications. Your personal details may be disclosed to related bodies corporate, to external service providers such as mail and print providers, or as otherwise required or permitted by law. If you would like details of your personal information held by Security Transfer Registrars Pty Ltd or you would like to correct information that is inaccurate please contact them on the address on this form.